Exhibit 10.1.3

THIRD AMENDMENT TO LEASE
THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of December 30, 2013 (“Effective Date”) by and between ARE-708 QUINCE ORCHARD, LLC, a Delaware limited liability company (“Landlord”), and OPGEN, INC., a Delaware corporation (“Tenant”).
RECITALS
A.            Landlord and Tenant are parties to that certain Lease Agreement dated as of June 30, 2008, as amended by that certain First Amendment to Lease dated as of April 4, 2011, and that certain Second Amendment to Lease dated as of August 15,2012 (as amended, the “Lease”).  Pursuant to the Lease, Tenant leases approximately 20,713 rentable square feet (the “Premises”) in a building located at 708 Quince Orchard Road, Gaithersburg, Maryland.  Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.            Landlord and Tenant desire, subject to the terms and conditions set forth herein, to among other things, amend the Lease to extend the outside date on which Tenant is required to give Landlord notice of its election to exercise the Extension Right by an additional two months.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.            Right to Extend Term.  The first sentence of Section 40(a) of the Lease is hereby deleted in its entirety and replaced with the following:

“(a)            Extension Right.  Tenant shall have the right (“Extension Right”) to extend the Base Term of this Lease for 5 years (“Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least 7 months prior, and no earlier than 12 months prior, to the expiration of the Base Term of this Lease.”
2.            Broker.  Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Third Amendment and that no Broker brought about this transaction.  Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

3.            Miscellaneous.

(a)            This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.  This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)            This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c)            This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

(d)            Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment.  In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail.  Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Effective Date.
LANDLORD:	ARE-708 QUINCE ORCHARD, LLC,
a Delaware limited liability company

By: ARE-GP 708 Quince Orchard QRS CORP.,
a Maryland corporation,
managing member

By: /s/ Jennifer Banks
Jennifer Banks
EVP, General Counsel

TENANT:	OPGEN, INC.,
a Delaware corporation

By: /s/ C. E. Winzer
Its: CFO

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